SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2003

J.B. Poindexter & Co., Inc.

(Exact Name of registrant as specified in its charter)

Delaware	33-75154	76-0312814
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number

1100 Louisiana, Suite 5400
Houston, Texas 77002

(Address of principal executive offices)

(713) 655-9800

(Registrant’s telephone number)

TABLE OF CONTENTS

Item 5. Other Events
Item 7. Financial Statements and Exhibits
Signature.

Item 5. Other Events

     On June 4, 2003 the Company made a presentation that included financial information for the period ended April 30, 2003. A copy of the presentation is attached as an exhibit.

Item 7. Financial Statements and Exhibits

                    (c) Exhibits

                         99 Financial Update Presentation

Signature.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

J.B. Poindexter & Co., Inc.

By: Name: Title: Date:	Robert S. Whatley Robert S. Whatley Principal Financial and Accounting Officer June 4,2003

INDEX TO EXHIBIT

EXHIBIT
NUMBER	DESCRIPTION

99	Financial Update Presentation